Exhibit 99.1

Clearday Inc. and Viveon Health Acquisition Corp. Announce

Definitive Merger Agreement to Accelerate Innovative

Longevity-Tech Platform to Market

CEO Jim Walesa will lead the combined company, Clearday, as Chief Executive Officer

Jagi Gill, Chief Executive Officer and Chairman of Viveon Health, will join the Board of Directors of Clearday

San Antonio, TX and Norcross, GA (April 6, 2023) — Clearday, Inc. (CLRD) (“Clearday” or the “Company”), an innovative longevity technology company using an integrated platform of robotic companion care and AI-driven technology to serve the senior adult care sector, and Viveon Health Acquisition Corp. (NYSE American: VHAQ) (“Viveon Health” or “VHAQ”), a special purpose acquisition company, announced today that they have entered into a definitive merger agreement.

Company Overview

Clearday is transitioning from owning and operating senior-care facilities into a high-growth technology business serving the massive, pressing, and expensive longevity care crisis facing our aging population. The Company’s care solution is a combination of AI-enabled robotics and software, delivered in a Platform-as-a-Service that is a drop-in modernization solution for existing resident care facilities which improves patient outcomes, increases staff efficiency, and unlocks premium revenue opportunities for operators. Clearday has positioned itself to become the industry’s API for aging in place, capable of expanding across the aging continuum to meet patient needs in residential care and skilled nursing facilities, and eventually as they age at home. Only Clearday’s platform integrates the necessary autonomous companionship, care intelligence, and patient data platform to address the challenges in the massive longevity care space.

Every day in the US alone, 10,000 people turn 65 years of age, according to AARP1. The challenges to delivering care to this rapidly aging population center around the lack of caregivers and ballooning costs to deliver care to residents in either skilled nursing facilities, 24/7 assisted living facilities, or adult day care centers. Clearday has purposefully developed an integrated companion care platform targeted initially for residents in these facilities with the opportunity to expand to home care. The Company’s product portfolio targets a global adult care services market of $1.75 trillion with an 8.5% CAGR by 20262.

Management Comments

“We are excited to be partnering with Viveon Health as we leverage our operational experience in this sector and transform into an innovative and fast-growth longevity-technology company serving the needs of the aging population,” said Jim Walesa, Chief Executive Officer of Clearday. “Our journey to this point has been paved with a rich experience as operators of residential care facilities, which has informed us of the growing need to address the care crisis for the aging population. This is one of the fastest-growing consumer healthcare markets that demands more efficient care providing increased resident engagement, vigilance for resident safety, and improved cost-sensitivity, all in an easily deployed platform. At Clearday, we have been focused on building that integrated platform through the use of robotic companion care and AI-driven technology.”

“As an operator-run SPAC, Viveon was focused on identifying best-in-class management that possessed the relevant experience and execution plan to deliver robust revenue growth,” said Jagi Gill, Chief Executive Officer and Chairman of Viveon Health. “The merger with Clearday demonstrates our confidence in their innovative technology platform and execution-oriented sales expansion plan. Jim and his team have cultivated the relationships and know-how to transform adult care to benefit both residents and operators of facilities. We believe that our sales channel development and operational background provide natural synergies with the Clearday team to transform the business and increase shareholder value in this burgeoning market in need of innovation.”

Key Transaction Terms

The combined company’s pro forma equity valuation (assuming no share redemptions) is expected to be approximately $370 million.

VHAQ currently has $20 million held in a trust account at Morgan Stanley with Continental Stock Transfer & Trust Company acting as trustee, which was established in connection with VHAQ’s IPO. Under the terms of the proposed transaction, VHAQ will issue 25 million shares to security holders of Clearday. Clearday security holders may also receive up to an additional five million earn out shares (“Company Earn Out Shares”) if the company achieves profitability for a 12 month period within the first five years after the closing of the transaction.

The consummation of the transaction, which has been approved by the Boards of Directors of Clearday and Viveon Health, is subject to approval by Clearday’s stockholders, Viveon Health’s stockholders and other customary closing conditions, including approval of Clearday for listing on the NYSE American. The proposed business combination is expected to be completed in Q3 of 2023.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by VHAQ with the U.S. Securities and Exchange Commission (the “SEC”) and will be available at www.sec.gov.

Advisors

Dykema Gossett PLLC is acting as legal counsel to Clearday.

Loeb and Loeb LLP is acting as legal counsel to Viveon Health.

ClearThink Capital LLC is acting as a transactional and strategic advisor to the parties.

Management Presentation

A presentation regarding the transaction made by the management teams of Clearday and Viveon Health will be available on Clearday’s website (www.myclearday.com/viveon/). Each of Viveon Health and Clearday will also file the presentation with the SEC as an exhibit to a Current Report on Form 8-K, which can be viewed on the SEC’s website at www.sec.gov.

About Clearday Inc.

Clearday™ is an innovative longevity healthcare technology company with a modern, hopeful vision for making high-quality care solutions more accessible, affordable, and empowering for aging individuals and their families. Clearday has a decades-long experience in non-acute care through its subsidiary Clearday Living, which operates highly-rated residential memory care and adult daycare communities. Its Longevity Care Platform brings Clearday solutions to people wherever they are. Its platform is at the intersection of telehealth, remote monitoring, and patient engagement — all delivered across mobile, wearable, and robotic endpoints in a Software-as-a-Service (SaaS) and Robotics as a Service (RaaS) model. Learn more about Clearday and its pioneering legislative efforts to bring the “Innovative Cognitive Care Act for Veterans” to Congress at www.myclearday.com/viveon/.

About Viveon Health Acquisition Corp.

Viveon Health Acquisition Corp. is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. It is the Company’s intention to pursue prospective targets that are focused on the healthcare sector in the United States and other developed countries.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, Viveon Health will file a registration statement on Form S-4 containing a preliminary proxy statement/prospectus (the “Form S-4”) with the SEC. The Form S-4 will include a proxy statement to be distributed to holders of Viveon Health’s common stock in connection with the solicitation of proxies for the vote by Viveon Health’s stockholders with respect to the proposed transaction and other matters as described in the Form S-4, as well as the prospectus relating to the offer of securities to be issued to Clearday’s stockholders in connection with the proposed business combination. Clearday will also distribute the proxy statement included in the Form S-4 to the holders of its securities entitled to vote at a stockholders meeting in connection with the solicitation of proxies for the vote by Clearday stockholders with respect to the proposed transaction and other matters as described in the Form S-4 that require approval of the Clearday stockholders. After the Form S-4 has been filed and declared effective, Viveon Health will mail a definitive proxy statement/prospectus, when available, to its stockholders and Clearday will mail a definitive proxy statement/prospectus, when available, to its stockholders. Investors, security holders and other interested parties are urged to read the Form S-4, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Viveon Health, Clearday and the proposed business combination. Additionally, each of Viveon Health and Clearday will file other relevant materials with the SEC in connection with the proposed business combination. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of Viveon Health and security holders of Clearday are urged to read the Form S-4 and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Viveon Health and its directors and executive officers may be deemed participants in the solicitation of proxies from Viveon Health’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Viveon Health will be included in the Form S-4 for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed business combination when available. Information about Viveon Health’s directors and executive officers and their ownership of Viveon Health’s common stock is set forth in Viveon Health’s Annual Report on Form 10-K for the year ended December 31, 2021 and filed with the SEC on March 31, 2022, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the direct and indirect interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the SEC’s web site at www.sec.gov.

Clearday and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Viveon Health in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Form S-4 for the proposed business combination. Information about Clearday’s directors and executive officers and their ownership in Clearday is set forth in Clearday’s Annual Report on Form 10-K/A for the year ended December 31, 2021 and filed with the SEC on May 17, 2022, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing.

Forward-Looking Statements

Certain statements made in this press release are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “assume,” “estimate,” “would,” “could,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this press release regarding: the proposed transactions contemplated by the merger agreement, including the benefits of the proposed business combination, integration plans, expected synergies and revenue opportunities; anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, continued expansion of product portfolios and the availability or effectiveness of the technology for such products; the longevity health care sector’s continued growth; and the expected timing of the proposed business combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on Viveon Health’s and Clearday’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement; (2) the institution or outcome of any legal proceedings that may be instituted against Viveon Health and/or Clearday following the announcement of the merger agreement and the transactions contemplated therein; (3) the inability of the parties to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Viveon Health or Clearday, certain regulatory approvals, or satisfy other conditions to closing in the merger agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the merger agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 pandemic on Clearday’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of Viveon Health’s shares of common stock on the NYSE American following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition and the ability of Clearday to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that Clearday may be adversely affected by other economic, business, and/or competitive factors; (12) the amount of redemption requests made by Viveon Health’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of Viveon Health for its initial public offering dated December 22, 2020 filed with the SEC, Viveon Health’s Annual Report on Form 10-K, Clearday’s Annual Report on Form 10-K and the Form S-4 relating to the proposed business combination, including those under “Risk Factors” therein, and in Viveon Health’s and Clearday’s other filings with the SEC. The foregoing list of factors is not exclusive and Viveon Health and Clearday caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Viveon Health and Clearday do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Neither Viveon Health nor Clearday gives any assurance that the combined company will achieve its expectations.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

1. https://www.aarpinternational.org/initiatives/aging-readiness-competitiveness-arc/united-states

2.https://www.globenewswire.com/news-release/2021/04/21/2214165/0/en/8-5-CAGR-Growth-Expected-for-Global-Adult-Day-Care-Services-Market-Size-Will-Reach-to-USD-1-755-Billion-by-2026-Facts-Factors.html

Contacts:

Investor Relations

Ginny Connolly

info@myclearday.com

210-451-0839